UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                           FORM 8-K


                        Current Report
            Pursuant to Section 13 OR 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 25, 2005



               AMLI RESIDENTIAL PROPERTIES TRUST
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



         Maryland           1-12784          36-3925916
      ---------------  ----------------- -------------------
      (State or other  (Commission File    (IRS Employer
      jurisdiction of       Number)      Identification No.)
      incorporation)



         125 South Wacker Drive, Suite 3100,
                  Chicago, Illinois           60606
      --------------------------------------------------
      (Address of principal executive offices)(Zip Code)



                        (312) 443-1477
     ----------------------------------------------------
     (Registrant's telephone number, including area code)



                              N/A
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]    Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

  [  ]    Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

  [  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
          under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

     On April 25, 2005, the shareholders of AMLI Residential Properties Trust, a Maryland real estate investment trust (the "Trust"), approved Articles of Amendment (the "Amendment") to the Trust's Amended and Restated Declaration of Trust providing for the declassification of the board of trustees of the Trust. The Amendment was filed with the State Department of Assessments and Taxation of Maryland on April 26, 2005.

     A copy of the Amendment is included as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          3.1 Articles of Amendment to Amended and Restated Declaration of Trust of the Registrant.

















































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                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                              AMLI RESIDENTIAL PROPERTIES TRUST

Dated:  April 28, 2005


                              By:  /s/ Robert J. Chapman
                                   ------------------------------
                                   Name:  Robert J. Chapman
                                   Title: Chief Financial Officer




















































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